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Exhibit 21.1

MACK-CALI REALTY CORPORATION

Subsidiary	State of Incorporation or Organization
1 COMMERCE REALTY L.L.C.	NJ
1 EXECUTIVE REALTY L.L.C.	NJ
1 JEFFERSON REALTY L.L.C.	NJ
2 COMMERCE REALTY L.L.C.	NJ
2 EXECUTIVE REALTY L.L.C.	NJ
2 PARAGON REALTY L.L.C.	DE
2 TWOSOME REALTY L.L.C.	NJ
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 PARAGON REALTY L.L.C.	DE
4 GATEHALL REALTY L.L.C.	NJ
4 PARAGON REALTY L.L.C.	NJ
4 SENTRY HOLDING L.L.C.	DE
4 SENTRY REALTY L.L.C.	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5/6 SKYLINE REALTY L.L.C.	NY
9 CAMPUS REALTY L.L.C.	NJ
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
12 VREELAND REALTY LLC	DE
14/16 SKYLINE REALTY L.L.C.	NY
14 COMMERCE REALTY L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
25 COMMERCE REALTY, L.L.C.	NJ
30 TWOSOME REALTY L.L.C.	NJ
31 TWOSOME REALTY L.L.C.	NJ
35 WATERVIEW HOLDING L.L.C.	DE
35 WATERVIEW SPE LLC	DE
40 TWOSOME REALTY L.L.C.	NJ
41 TWOSOME REALTY L.L.C.	NJ
50 TWOSOME REALTY L.L.C.	NJ
55 CORPORATE REALTY L.L.C.	DE
78/PINSON PARTNERS L.L.C.	NJ
97 FORSTER REALTY L.L.C.	NJ
100 KIMBALL DRIVE LLC	DE
100 KIMBALL REALTY L.L.C.	NJ
100 WILLOWBROOK REALTY L.L.C.	DE
101 COMMERCE REALTY L.L.C.	NJ
101 EXECUTIVE REALTY L.L.C.	NJ
102 EXECUTIVE REALTY L.L.C.	NJ
105 CHALLENGER HOLDING L.L.C.	DE
105 CHALLENGER OWNER LLC	NJ
120 PASSAIC STREET L.L.C.	NJ
201 COMMERCE REALTY L.L.C.	NJ
201 WILLOWBROOK FUNDING L.L.C.	NJ
225 CORPORATE REALTY L.L.C.	NY
225 EXECUTIVE REALTY L.L.C.	NJ
232 STRAWBRIDGE REALTY L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
300 TICE REALTY ASSOCIATES L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
395 W. PASSAIC L.L.C.	NJ
400 CHESTNUT REALTY L.L.C.	NJ
400 RELLA REALTY ASSOCIATES L.L.C.	NY
461 FROM REALTY L.L.C.	NJ
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
500 WEST PUTNAM L.L.C.	CT
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ
800 MAIN STREET, L.L.C.	DE
1256 N. CHURCH REALTY L.L.C.	NJ
1266 SOUNDVIEW REALTY L.L.C.	CT
1507 LANCER REALTY L.L.C.	NJ
1717 REALTY ASSOCIATES L.L.C.	NJ
AIRPORT PROPERTIES ASSOCIATES L.L.C.	NJ
BELMAR REALTY PARTNERS, LLC	DE
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CAMPUS CONSERVATION AND MANAGEMENT, INC.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CWLT ROSELAND EXCHANGE L.L.C.	NJ
D.B.C. REALTY L.L.C.	NJ
ELEVENTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
FOURTEENTH SPRINGHILL LAKE ASSOCIATES L.L.C.	DE
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GMW VILLAGE ASSOCIATES, L.L.C.	DE
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HARBORSIDE HOSPITALITY CORP.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KEMBLE PLAZA II REALTY L.L.C.	NJ
KEYSTONE VEHICLE LEASING L.L.C.	PA

Subsidiary	State of Incorporation or Organization
KNIGHTSBRIDGE REALTY L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 2 SOUTH GOLD L.L.C.	NJ
M-C 3 AAA L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C 5 AAA L.L.C.	NJ
M-C 6 AAA L.L.C.	NJ
M-C 125 BROAD A L.L.C.	DE
M-C 125 BROAD C L.L.C.	DE
M-C BELMAR, LLC	DE
M-C CALIFORNIA SERVICES, INC.	DE
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C CHURCH REALTY L.L.C.	NJ
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C HUDSON STREET LLC	NJ
M-C KIMBALL, LLC	DE
M-C LENOLA REALTY L.L.C.	NJ
M-C METROPOLITAN REALTY L.L.C.	NJ
M-C NEWARK L.L.C.	DE
M-C PENN MANAGEMENT TRUST	MD
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C ROCKLAND PARTNERS L.P.	NY
M-C ROSETREE REALTY, LLC	PA
M-C ROUTE 93 REALTY L.L.C.	DE
M-C SOUTH GOLD L.L.C.	NJ
M-C TRANSIT, LLC	DE
M-C VREELAND, LLC	DE
M-C WASHINGTON STREET L.L.C.	DE
M-C/SHARK JV, LLC	DE
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE
MACK-CALI AIRPORT REALTY ASSOCIATES L.P.	PA
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER CO., L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI BUSINESS CAMPUS ASSOCIATES, INC.	NJ
MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.	CA
MACK-CALI CALIFORNIA PARTNERS L.P.	CA
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI FACILITY, LLC	NJ
MACK-CALI FREEHOLD L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
MACK-CALI GLENDALE LIMITED PARTNERSHIP	AZ
MACK-CALI HAMILTON, L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MANAGEMENT L.L.C.	DE
MACK-CALI MATAWAN L.L.C.	NJ
MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C.	NJ
MACK-CALI MEADOWLANDS SPECIAL L.L.C.	NJ
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.	PA
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI REALTY CONSTRUCTION CORPORATION	NJ
MACK-CALI REALTY, L.P.	DE
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB I, INC.	DE
MACK-CALI SUB III, INC.	DE
MACK-CALI SUB VI, INC.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI SUB XIV, INC.	DE
MACK-CALI SUB XV, TRUST	MD
MACK-CALI SUB XVII, INC.	DE
MACK-CALI SUB XXII, INC.	DE
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRANSIT VILLAGE LLC	DE
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI VENTURES L.L.C.	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MAIN-MARTINE MAINTENANCE CORP.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MC HUDSON HOLDING L.L.C.	NJ
MC HUDSON REALTY L.L.C.	NJ
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
MC-SJP PINSON DEVELOPMENT, L.L.C.	DE
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MONUMENT 150 REALTY L.L.C.	DE
MONUMENT HOLDING L.L.C.	DE
MOORESTOWN REALTY ASSOCIATES L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE
OFFICE ASSOCIATES L.L.C.	NJ
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
PALLADIUM REALTY L.L.C.	NJ
PARSIPPANY 4/5 REALTY L.L.C.	NJ
PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON JUNCTION METRO OFFICE CENTER ASSOCIATES, INC.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
RAMLAND REALTY ASSOCIATES L.L.C.	NY
ROSELAND II L.L.C.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
SENTRY PARK WEST L.L.C.	PA
SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SIXTEENTH SPRINGHILL LAKES ASSOCIATES L.L.C.	MD
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
STEVENS AIRPORT REALTY ASSOCIATES L.P.	PA
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TENTH SPRINGHILL LAKE ASSOCIATES, LLC	DE
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE GALE COMPANY, L.L.C.	NJ
THE GALE CONSTRUCTION COMPANY, L.L.C.	DE
THE GALE CONSTRUCTION SERVICES COMPANY, L.L.C.	DE
THE GALE CONTRACTING COMPANY, L.L.C.	DE
THE GALE INVESTMENT SERVICES COMPANY, L.L.C.	DE
THE GALE MANAGEMENT COMPANY, L.L.C.	DE
THE GALE REAL ESTATE ADVISORS COMPANY, L.L.C.	DE
THE GALE REAL ESTATE SERVICES COMPANY L.L.C.	DE
THE GALE SERVICES COMPANY, L.L.C.	DE
THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.	NJ
TRIAD REALTY ASSOCIATES L.L.C.	DE
TRIAD REALTY HOLDINGS L.L.C.	DE
TWELFTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
VAUGHN PARTNERS L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WEST-AVE. MAINTENANCE CORP.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY

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  Exhibit 21.1
MACK-CALI REALTY CORPORATION